UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 5, 2004

Commission file number 0-16718

NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1366564

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

101 STEWART STREET, SUITE 700
SEATTLE, WASHINGTON	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-1351

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X] No [  ]

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.2

NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

Item 5. Other Events and Required FD Disclosure

Northland Cable Properties Seven Limited Partnership (the “Partnership”) is hereby filing as Exhibit 99.2 hereto a copy of the Financial Statements with Independent Auditors’ Report as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 for purposes of making the financial information therein public information. The Partnership’s Form 10-K will be filed at a future date consistent with the applicable rules and regulations of the Securities Exchange Act of 1934.

Item 7. Financial Statements and Exhibits

Exhibit No.	Description

99.2	Financial Statements with Independent Auditors’ Report as of and for the years ended December 31, 2003 and 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

	By:	NORTHLAND COMMUNICATIONS CORPORATION (Managing General Partner)

Date: 3-5-04	By:	/s/ GARY S. JONES

Gary S. Jones
(President)